Exhibit 10.26



                                 CANDIE'S, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

CANDIE'S, INC., a Delaware corporation (the "Company"), pursuant to the Company's 2002 Stock Option Plan (the "Plan") hereby grants to ____________, an employee of the Company (the "Optionee"), as of _________, 20__, (the "Grant Date"), a non-qualified stock option to purchase a total of _____________ shares of the Company's common stock, par value $.001 per share ("Common Stock"), at the price of $___ per share on the terms and conditions set forth herein and in the Plan. This option (the "Option") is intended to be a non-qualified stock option, i.e., this option is not intended to be, nor is it, an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

1. Duration.

(a) This Option was granted as of the Grant Date .

(b) This Option shall expire at the close of business on __________, 20__, [insert date 10 years from Grant Date or other date as determined by Board or appropriate committee of the Board] (the "Termination Date"), but shall be subject to earlier termination as provided herein or in the Plan .

(c) If the Optionee ceases to be employed by the Company for any reason other than death, disability, termination for cause, or voluntary termination by resignation, the Option may be exercised within three (3) months after the date the Optionee ceases to be an employee, or within [__ (__) years] [insert 10 years or other period from 1(b)] from the Grant Date of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the right to purchase shares of Common Stock under the Plan has accrued and is in effect at the date of such cessation of employment.

                  In the event the Optionee's employment is terminated by the Company for "cause" (as defined in the Plan), or by voluntary resignation by the Optionee, the Optionee's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate.

                  In the event of disability of the Optionee (as determined by the Board of Directors of the Company (the "Board") or an appropriate committee of the Board, as the case may be, and as to the fact and date of which the Optionee is notified by the Board or that Committee, as the case may be, in writing), the Option shall be exercisable within one (1) year after the date of such disability or, if earlier, the term originally prescribed by this Agreement. In such event, the Option shall be exercisable to the extent that the right to purchase the shares of Common Stock hereunder has accrued on the date the Optionee becomes disabled and is in effect as of such determination date.

                  In the event of the death of the Optionee while an employee of the Company or within three (3) months after the termination of employment (other than termination for cause or voluntary termination by the employee), the Option shall be exercisable to the extent exercisable but not exercised as of


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the date of death and in such event, the Option must be exercised, if at all, within one (1) year after the date of death of the Optionee or, if earlier, within the originally prescribed term of the Option.

2. Price.

     The purchase price for each share of Common Stock upon exercise of this Option is $____.

3. Non-Qualified Stock Option.

     This Option is a non-qualified stock option, the exercise of which is subject to Section 83 of the Code.

4. Written Notice of Exercise.

                  This Option, to the extent it is exercisable as provided in
Section 10 herein, may be exercised only by delivering to the Company, at its principal office within the time specified in Section 1 or such shorter time as is otherwise provided for herein or in the Plan, a written notice of exercise substantially in the form described in Section 10. The Optionee hereby acknowledges receipt of a copy of the Plan.

5. Anti-Dilution Provisions.

(a) If there is any stock dividend or recapitalization resulting in a stock split, or combination or exchange of shares of Common Stock of the Company, the number of shares of Common Stock then subject to this option may be proportionately and appropriately adjusted by the Board of Directors; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

(b) If there is any other change in the Common Stock of the Company, including capitalization, reorganization, sale or exchange of assets, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, an adjustment, if any, shall be made in the shares then subject to this Option as the Board in its sole discretion may deem appropriate. Failure of the Board to provide for an adjustment pursuant to this subparagraph prior to the effective date of any Company action referred to herein shall be conclusive evidence that no adjustment has been approved by the Board in consequence of such action and that no such adjustment will be made in consequence of such action.



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6.       Investment Representation .

                  The Optionee agrees that until such time as a registration statement under the Securities Act of 1933, as amended (the "Act"), becomes effective with respect to this Option and/or the shares of Common Stock underlying this Option, the Optionee is taking this Option and shall take the shares of Common Stock underlying this Option, for the Optionees own account, for investment, and not for resale or distribution.

7.       Transferability.

                  [This Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable during the lifetime of the Optionee only by the Optionee.]
[Alternate-This Option may be transferable by the Optionee.]

8. Certain Rights Not Conferred by Option.

                  The Optionee shall not, by virtue of holding this option, be entitled to any rights of a stockholder in the Company .

9. Transfer Taxes.

                  The Company shall pay all original issue and transfer taxes with respect to the issuance and transfer of shares of Common Stock of the Company pursuant hereto provided that the shares are issued in the name of the Optionee.

10. Vesting Options.

(a) The amount of shares of Common Stock subject to this Option shall become exercisable as follows: __________on the date hereof,__________ on the first anniversary of the date hereof [and ____________ on the second anniversary of the date hereof], subject to the provision of Section 1 hereof and the Plan. [ Alternative-The amount of shares of Common Stock subject to this Option shall become exercisable on the date hereof, subject to the provision of Section 1 hereof and the Plan.]

(b) An Option shall be exercisable by written notice of such exercise, in the form prescribed by the Board to the Company, at its principal executive office. The notice shall specify the number of shares for which the option is being exercised, be signed by the Optionee and shall be accompanied by payment in cash or by check of the amount of the full purchase price of such shares or in such manner as the Board shall deem acceptable consistent with the provisions of the Plan.

(c) No shares shall be delivered upon exercise of this Option until all laws, rules and regulations which the Board may deem applicable have been complied with. If a registration statement under the Act is not then in effect with respect to the shares issuable upon such exercise, the Company may require as a condition precedent., among other things (i) that the person exercising the


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Option give to the Company a written representation and undertaking, satisfactory in form and substance to the Company, that such person is acquiring the shares for his own account for investment and not with a view to the distribution thereof and/or (ii) an opinion of counsel satisfactory to the Company with respect to the existence of an exemption from the registration requirements of the Act, in which event the person(s) acquiring the Common Stock shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing his option shares issued pursuant to such exercise:

                           "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

(d) Without limiting the generality of the foregoing, the Company may delay issuance of the shares of Common Stock underlying this Option until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

(e) The person exercising this Option shall not be considered a record holder of the stock so purchased for any purpose until the date on which such person is actually recorded as the holder of such stock in the records of the Company.

11. No Continued Employment.

                  Nothing herein shall be deemed to create any employment agreement or guaranty of continued service as an employee or limit in any way the Company's right to terminate Optionee's status as an employee at any time.

12. Notices.

         Any notice required or permitted by the terms of this Option Agreement or the Plan shall be given by registered or certified mail, return receipt requested, addressed as follows:

                  To the Company:

                                    Candies, Inc.
                                    400 Columbus Avenue
                                    Valhalla, New York 10595



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                  To the Optionee:

                                    [Name and Address of Optionee]

or to such other address or addresses of which notice in the same manner has previously been given when mailed in accordance with the foregoing provisions. Either party hereto may change the address to which such notices shall be given by providing the other party hereto with written notice of such change.

13.      Tax Withholding.

                  Not later than the date as of which an amount first becomes includable in the gross income of the Optionee or other holder for federal income tax purposes with respect to this Option, the Optionee or other holder shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under this Agreement shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the holder of the option from the Company or any of its subsidiaries.

14. Benefit of Agreement.

                  This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.



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15. Governing Law.

                  This option agreement shall be construed and enforced in accordance with the law of the State of New York, except to the extent that the laws of the State of Delaware may be applicable.


                                                     CANDIE'S,  INC.


                                                     By:_______________________
                                      Name:
                                     Title:



Accepted as of the date first set above.

------------------------
Signature required with return of document to the Company to formalize issuance of agreement.




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